                                                                    EXHIBIT 99.2

                              AGREEMENT OF MERGER
                       OF ALATION ACQUISITION CORPORATION,
                            A CALIFORNIA CORPORATION
                                       AND
                             ALATION SYSTEMS, INC.,
                            A CALIFORNIA CORPORATION

        This Agreement of Merger (the "Agreement"), is made and entered into as of May ____, 2000 by and among Alation Systems, Inc., a California corporation ("Alation " or the "Company"), and Alation Acquisition Corporation, a California corporation ("Merger Sub" and, together with Alation, the "Constituent Corporations") and a wholly-owned subsidiary of Cypress Semiconductor Corporation, a Delaware corporation ("Parent"), and Parent.

                                    RECITALS

        A. Parent and Alation have entered into that certain Agreement and Plan of Reorganization, dated as of April 25, 2000 (the "Reorganization Agreement"), providing, among other things, for the execution and filing of this Agreement and the merger of Merger Sub with and into Alation upon the terms set forth in the Reorganization Agreement and this Agreement (the "Merger"). Terms used, but not defined, herein shall have the meanings set forth in the Reorganization Agreement.

        B. The respective Boards of Directors of each of the Constituent Corporations deem it advisable and in the best interests of each of such corporations and their respective shareholders that Merger Sub be merged with and into Alation and have approved this Agreement and the Merger.

        C. The Reorganization Agreement, this Agreement and the Merger have been approved by the shareholders of Alation and by the sole shareholder of Merger Sub.

        NOW THEREFORE, in consideration of the mutual agreements and covenants set forth herein, each of the Constituent Corporations hereby agrees that Merger Sub shall be merged with and into Alation in accordance with the Reorganization Agreement and the provisions of the laws of the State of California, upon the terms and subject to the conditions set forth as follows:

                                    ARTICLE I

                          THE CONSTITUENT CORPORATIONS

        1.1 Alation. Alation is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 15,000,000 shares of authorized common stock, of which 6,371,500 are issued and outstanding, and 3,223,251 shares of authorized Preferred Stock, of which 1,723,251 shares are designated Series A Preferred Stock and 1,500,000 shares are designated Series B Preferred Stock. As of the date hereof, 1,723,251 shares of the Series A Preferred Stock are issued and outstanding and 1,483,865 shares of the Series B Preferred Stock are issued and outstanding. Alation was incorporated under the laws of the State of California on January 28, 1997.

        1.2 Merger Sub. Merger Sub is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 1,000 shares, all of which are designated "Common Stock," $0.001 par value per share. As of the date of this Agreement, 1,000 shares of Common Stock are outstanding and held by Parent.

                                   ARTICLE II

                                   THE MERGER

        2.1 The Merger. At the Effective Time (as defined in Section 2.2) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the Corporations Code of the State of California ("California Law"), Merger Sub shall be merged with and into Alation, the separate corporate existence of Merger Sub shall cease and Alation shall continue as the surviving corporation and as a wholly-owned subsidiary of Parent. The surviving corporation after the Merger is hereinafter sometimes referred to as the "Surviving Corporation."

        2.2 Filing and Effectiveness. This Agreement, together with the officers' certificates of each of the Constituent Corporations required by California Law (the "Officers' Certificates"), shall be filed with the Secretary of State of the State of California at the time specified in the Reorganization Agreement. The Merger shall become effective upon the filing of this Agreement and the Officers' Certificates with, and acceptance by, the Secretary of State of the State of California (herein the "Effective Time").

        2.3 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of California Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

        2.4 Articles of Incorporation. At the Effective Time, the Articles of Incorporation of the Surviving Corporation shall be amended in full to read as set forth on Exhibit A attached hereto.

        2.5 Effect of Merger on the Capital Stock of the Constituent
Corporations.

                (a) Certain Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

                "Aggregate First Tier Series A Share Number" is defined in
Section 2.5(c)(1)(b).

                "Aggregate First Tier Series B Share Number" is defined in
Section 2.5(c)(1)(a).

                "Aggregate First Tier Share Number" is defined in Section 2.5(c)(1)(b).

                "Aggregate Second Tier Share Number" is defined in Section 2.5(c)(2).

                "Aggregate Third Tier Share Number" is defined in Section 2.5(c)(3).


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                "Aggregate Share Number" shall mean 690,808 shares of Parent
Common Stock.

                "Closing" means the closing of the Merger at the Effective Time.

                "Closing Date" means the date upon which the Closing actually occurs.

                "Company Capital Stock" means the common, preferred and other capital stock of the Company.

                "Company Common Stock" shall mean shares of common stock of the Company, including those shares which would become issuable upon the exercise of Company Options.

                "Company Common Stock Exchange Ratio" shall equal the sum of the Second Tier Preferential Consideration plus the Third Tier Preferential Consideration plus the Remaining Share Consideration.

                "Company Convertible Securities" shall mean the Company Options and any other rights (other than Company Preferred Stock) to acquire or receive shares of Company Capital Stock.

                "Company Options" shall mean all issued and outstanding options to purchase or otherwise acquire Company Capital Stock (whether or not vested) held by employees or directors of or consultants to Company.

                "Company Preferred Stock" shall mean shares of the Company's Series A Preferred Stock and shares of the Company's Series B Preferred Stock.

                "Company Stockholders" shall mean holders of any shares of Company Capital Stock immediately prior to the Effective Time of the Merger.

                "Escrow Amount" shall mean that number of shares of Parent Common Stock equal to ten percent (10%) of the Aggregate Share Number to be distributed pursuant to the terms of this Section 2.5 to the holders of the Company Common Stock, and the Company Preferred Stock. In no event shall the Escrow Amount be less than ten percent (10%) of an amount equal to (i) the Aggregate Share Number, minus (ii) the shares reserved for issuance upon exercise of the Company Options assumed by Parent.

                "First Tier Preferential Consideration" is the Series B First Tier Preferential Consideration plus the Series A First Tier Preferential Consideration.

                "First Tier Series A Preferred Stock Value" is equal to $1.0697 plus the aggregate per share amount of all declared but unpaid dividends, if any, with respect to such Company Series A Preferred Stock.

                "First Tier Series B Preferred Stock Value" is equal to $2.6084815 plus the aggregate per share amount of all declared but unpaid dividends, if any, with respect to such Company Series B Preferred Stock.


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                "Outstanding Company Common Shares" shall mean the Total
Outstanding Shares amount less (i) the aggregate number of Shares of Company Series A Preferred Stock issued and outstanding as of the Closing, or which are issuable upon the exercise of any unexercised rights to convert Company Convertible Securities into Series A Preferred Stock which are issued and outstanding as of the Closing, and less (ii) the aggregate number of Shares of Company Series B Preferred Stock issued and outstanding as of the Closing, or which are issuable upon the exercise of any unexercised rights to convert Company Convertible Securities into Series B Preferred Stock which are issued and outstanding as of the Closing.

                "Outstanding Series A Preferred Stock" is the total issued and outstanding shares of the Company Series A Preferred Stock immediately prior to the Effective Time of the Merger.

                "Outstanding Series B Preferred Stock" is the total issued and outstanding shares of the Company Series B Preferred Stock immediately prior to the Effective Time.

                "Parent Common Stock" is the common stock of the Parent.

                "Parent Common Stock Price" shall mean the closing price per share of Parent Common Stock on the New York Stock Exchange on the trading day immediately preceding the Closing Date.

                "Remaining Share Consideration" is defined in Section 2.5(c)(4).

                "Second Tier Preferential Consideration" is defined in Section 2.5(c)(2).

                "Second Tier Stock Value" is equal to $2.1394 plus the aggregate per share amount of all declared but unpaid dividends, if any, with respect to the Total Outstanding Shares, other than those dividends included in the determination of the Series A First Tier Preferred Stock Value or in the determination of the Series B First Tier Preferred Stock Value.

                "Series A First Tier Preferential Consideration" is defined in
Section 2.5 (b)(1)(b) below.

                " Series B First Tier Preferential Consideration" is defined in
Section 2.5 (b)(1)(b) below.

                "Series A Preferred Stock Exchange Ratio" shall be the sum of the Series A First Tier Preferential Consideration plus the Second Tier Preferential Consideration.

                "Series B Preferred Stock Exchange Ratio" shall be the sum of the Series B First Tier Preferential Consideration plus the Second Tier Preferential Consideration plus the Third Tier Preferential Consideration.

                "Third Tier Stock Value" is equal to (i) $5.216963 plus the aggregate per share amount of all declared but unpaid dividends, if any, with respect to the Total Outstanding Shares,


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other than those dividends included in the determination of the Series A First
Tier Preferred Stock Value and the Series B First Tier Preferred Stock Value, minus (ii) the Second Tier Stock Value.

                "Total Outstanding Shares" means the aggregate number of shares of Company Common Stock outstanding immediately prior to the Effective Time, plus the aggregate number of shares of Company Preferred Stock outstanding immediately prior to the Effective Time, and plus the aggregate number of shares of the Company Common or Preferred Stock issuable, with or without the passage of time or satisfaction of other conditions, upon exercise of the rights to obtain such shares pursuant to the Company Options, or any other Company Convertible Securities immediately prior to the Effective Time.

                (b) Shares to be Issued; Effect on Capital Stock. In connection with the Merger, the maximum number of shares of Parent Common Stock to be issued (including Parent Common Stock to be reserved for issuance upon exercise of any of the Company's Options to be assumed by Parent) in exchange for the acquisition by Parent of the Total Outstanding Shares of the Company, including all unexpired and unexercised options (vested and unvested), or other rights to acquire Company Capital Stock shall be the Aggregate Share Number; provided that such maximum number shall be adjusted to the extent required by Section 2.7, below (herein the "Merger Consideration"). Subject to Section 2.10 below, as of the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, the Company or the holder of any shares of the Company Capital Stock, each share of the Company Capital Stock issued and outstanding immediately prior to the Effective Time (other than any Dissenting Shares, as defined in Section 2.9, below) will be canceled and extinguished and be converted automatically into the right to receive, upon surrender of a certificate therefor (the "Company Certificate"), such number of shares of Parent Common Stock as is equal to the Series A Preferred Stock Exchange Ratio, the Series B Preferred Stock Exchange Ratio, or the Company Common Stock Exchange Ratio, as applicable.

                (c) Calculation of Exchange Ratio Components.

                        (1) First Tier Preferred Stock Preferential
Consideration. Prior and in preference to any distribution of the Remaining Share Consideration to holders of Company Common Stock, the holders of Company Series A Preferred Stock and Company Series B Preferred Stock shall be entitled to receive the following:

                                a) First Tier Series B Preferential
Consideration. Prior and in preference to any distribution in respect of any other shares of Company Capital Stock, as the "Series B First Tier Preferential Consideration," each share of the Outstanding Series B Preferred Stock shall be converted into the right to receive that number of shares of the Aggregate Share Number equal to the lesser of (a) the quotient of (x) the First Tier Series B Preferred Stock Value divided by (y) the Parent Common Stock Price, or (b) the Aggregate Share Number divided by the Outstanding Series B Preferred Shares. The total portion of the Aggregate Share Number to be issued in respect of the Series B Preferred Stock pursuant to this subsection is the "Aggregate First Tier Series B Share Number."


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

                                b) First Tier Series A Preferential
Consideration. If and only if the Aggregate Share Number exceeds the Aggregate First Tier Series B Share Number, then prior to and in preference to any distribution of such excess in respect of any other shares of Company Capital Stock and as the "Series A First Tier Preferential Consideration," each share of the Outstanding Series A Preferred Stock shall be converted into a right to receive that number of shares of the Aggregate Share Number equal to the lesser of (a) the quotient of (x) the First Tier Series A Preferred Stock Value divided by (y) the Parent Common Stock Price, or (b) the quotient derived by dividing
(i) the positive difference between the Aggregate Share Number and the Aggregate First Tier Series B Share Number, by (ii) the total number of shares of Outstanding Series A Preferred Stock. The portion of the Aggregate Share Number to be issued in respect of the Series A Preferred Stock pursuant to this subsection is the "Aggregate First Tier Series A Share Number" and the "Aggregate First Tier Share Number" is the sum of the Aggregate First Tier Series B Share Number and the Aggregate First Tier Series A Share Number."

                        (2) Second Tier Preferential Consideration. If and only if the Aggregate Share Number exceeds the Aggregate First Tier Share Number, then prior to and in preference to any distribution of such excess in respect of any other shares of the Company Capital Stock and as the "Second Tier Preferential Consideration," each share of the Total Outstanding Shares shall be converted into a right to receive that number of shares of the Aggregate Share Number equal to the lesser of (a) the quotient of (x) the Second Tier Stock Value divided by (y) the Parent Common Stock Price, or (b) the quotient derived by dividing (i) an amount equal to the Aggregate Share Number less the Aggregate First Tier Share Number, by (ii) the total number of shares of the Outstanding Company Preferred Shares and the Outstanding Company Common Shares. The portion of the Aggregate Share Number to be issued in respect of the Company Outstanding Series B Preferred Stock, Outstanding Series A Preferred Stock, and the Outstanding Company Common Stock pursuant to this subsection is the "Aggregate Second Tier Share Number."

                        (3) Third Tier Preferential Consideration. If and only if the Aggregate Share Number exceeds the total of the Aggregate First Tier Share Number and the Aggregate Second Tier Share Number, then prior to and in preference to any distribution of such excess in respect of any other shares of the Company Capital Stock and as the "Third Tier Preferential Consideration," each share of the Outstanding Company Common Shares and each share of the Outstanding Company Series B Preferred Stock shall be converted into the right to receive that number of shares of the Aggregate Share Number equal to the lesser of (a) the quotient of (x) the Third Tier Stock Value divided by (y) the Parent Common Stock Price, or (b) the quotient derived by dividing (i) an amount equal to the Aggregate Share Number less the Aggregate First Tier Share Number less the Aggregate Second Tier Share Number, by (ii) an amount equal to the Outstanding Company Common Shares and the Outstanding Company Series B Preferred Shares. The portion of the Aggregate Share Number to be issued in respect of the Company Outstanding Series B Preferred Shares and the Outstanding Company Common Shares pursuant to this subsection is the "Aggregate Third Tier Share Number."

                        (4) Remaining Share. If and only if the Aggregate Share Number exceeds the sum of the Aggregate First Tier Share Number, the Aggregate Second Tier Share Number and the

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Aggregate Third Tier Share Number, then as the "Remaining Share Consideration,"
each share of the Outstanding Company Common Shares shall be converted into the right to receive that number of shares of the Aggregate Share Number equal to the quotient derived by dividing (i) an amount equal to the Aggregate Share Number, less the Aggregate First Tier Share Number, less the Aggregate Second Tier Share Number, and less the Aggregate Third Tier Share Number by (ii) the Outstanding Company Common Shares.

Notwithstanding the foregoing provisions of this Section 2.5, in no event shall the total number of shares received by the holder of the Outstanding Company Common Shares and the Outstanding Company Preferred Shares exceed the total Aggregate Share Number minus that portion of the Aggregate Share Number that must be reserved for the issuance of the Parent Common Stock upon exercise of the Options assumed by the Parent in accordance with Subpart (5), below and in no event shall the total number of shares of the Parent Common Stock issued or issuable in connection with the Merger exceed the Aggregate Share Number.

                        (5) Assumption of Company Options. At the Effective Time, each outstanding Company Option issued pursuant to Company's 1998 Stock Option Plan (the "Option Plan") or otherwise, whether vested or unvested, will be assumed by Parent in connection with the Merger. Each Company Option so assumed by Parent under the Reorganization Agreement shall continue to have, and be subject to, the same terms and conditions set forth in the Option Plan and/or as provided in the respective option agreements applicable thereto immediately prior to the Effective Time (including, without limitation, any vesting schedule or repurchase rights), except that (i) each Company Option will be exercisable for an amount of the Aggregate Share Number equal to the product of the number of shares of Company Common Stock that were issuable if the Company Option been exercised immediately prior to the Effective Time multiplied by the Company Common Stock Exchange Ratio, rounded down to the nearest whole number of shares of Parent Common Stock and (ii) the per share exercise price for such amount of the Aggregate Share Number issuable upon exercise of said assumed Company Option will be equal to the quotient determined by dividing the exercise price per share of Company Capital Stock at which such Company Option was exercisable immediately prior to the Effective Time by the Company Common Stock Exchange Ratio, rounded up to the nearest whole cent. It is the intention of the parties hereto that the Company Options assumed by Parent following the Closing pursuant to this Section 2.5 will, to the extent permitted by applicable law, qualify as incentive stock options as defined in Section 422 of the Internal Revenue Code, to the extent any such Company Options qualified as incentive stock options immediately prior to the Effective Time.

                        (6) Fractional Shares. No fractional share of Parent Common Stock shall be issued in the Merger. In lieu thereof, each holder of shares of Company Capital Stock who would otherwise be entitled to a fraction of a share of Parent Common Stock (after aggregating all fractional shares of Parent Common Stock to be received by such holder) shall be entitled to receive from Parent an amount of cash (rounded to the nearest whole cent) equal to the product of (i) such fraction, multiplied by (ii) $44.875.


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        2.6 Capital Stock of Merger Sub. Each share of Common Stock, $0.001 par value per share, of Merger Sub (the "Merger Sub Common Stock") issued and outstanding immediately prior to the Effective Time shall be converted immediately upon the Merger into one validly issued, fully paid and nonassessable share of Common Stock, $0.001 par value per share, of the Surviving Corporation. Each certificate evidencing ownership of shares of Merger Sub Common Stock shall evidence ownership of such shares of capital stock of the Surviving Corporation.

        2.7 Adjustments to Exchange Ratio. The exchange ratios defined above shall be adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Parent Common Stock or Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to the Parent Common Stock.

        2.8 Tax Consequences. It is intended by the parties hereto that the Merger shall constitute a "plan of reorganization" within the meaning of Section 368 of the Code and Sections 1.368-2(g) and 1.368-3(a) of the United States Income Tax Regulations. The parties shall not take a position on any tax return inconsistent with this Section.

        2.9 Dissenting Shares for Holders of Company Capital Stock.(a)

                (a) Any shares of Company Capital Stock held by a holder who has demanded and perfected appraisal rights for such shares in accordance with California Law and who, as of the Effective Time, has not effectively withdrawn or lost such appraisal rights ("Dissenting Shares"), shall not be converted into or represent a right to receive Parent Common Stock pursuant to Section 2.5(b) hereof, but the holder thereof shall only be entitled to such rights as are granted by California Law.

                (b) Notwithstanding the provisions of subsection (a), if any holder of shares of Company Capital Stock who demands appraisal of such shares under California Law shall effectively withdraw or lose (through failure to perfect or otherwise) the right to appraisal, then, as of the later of the Effective Time and the occurrence of such event, such holder's shares shall automatically be converted into and represent only the right to receive Parent Common Stock as provided in Section 2.5(b) hereof (and subject to the escrow provisions of Section 7.2 of the Reorganization Agreement), without interest thereon, upon surrender of the Company Certificate representing such shares.

        2.10 Escrow Amount. Parent will deduct from the Merger Consideration otherwise payable to the Company Stockholders the Escrow Amount. Such deduction will be made from the Merger Consideration to each Company Stockholder pro rata, on the basis of the Merger Consideration such Company Stockholder would otherwise receive. The Escrow Amount so deducted from the Merger Consideration will be deposited into escrow and held and distributed pursuant to the terms and conditions of the escrow arrangements set forth in Section 7.2 of the Reorganization Agreement.


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                                   ARTICLE III

                                  MISCELLANEOUS

        3.1 Parent Shareholder Approval. No approval by the shareholders of Parent is required as a condition to the effectiveness of the Merger.

        3.2 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

        3.3 Governing Law. This Agreement shall be governed in all respects, including validity, interpretation and effect by the laws of the State of California.







                 [Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                            ALATION SYSTEMS, INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            ALATION ACQUISITION CORPORATION

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            CYPRESS SEMICONDUCTOR CORPORATION

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                     [SIGNATURE PAGE - AGREEMENT OF MERGER]

                              ALATION SYSTEMS, INC.



                   OFFICERS' CERTIFICATE OF APPROVAL OF MERGER

        The undersigned, Geoff Zawolkow, President and Chief Executive Officer, and Mark Moore, Secretary, hereby certify that:

        1. They are the President and Chief Executive Officer and Secretary, respectively, of Alation Systems, Inc., a California corporation ("Alation").

        2. The principal terms of the Agreement of Merger in the form attached to this Certificate (the "Merger Agreement") providing for the merger (the "Merger") of Alation Acquisition Corporation, a California corporation, with and into Alation was duly approved by the Board of Directors and shareholders of Alation.

        3. The authorized capital stock of Alation consists of 15,000,000 shares of authorized common stock of which 6,371,500 shares are issued and outstanding, of which 4,495,000 shares are entitled to vote, and 3,223,251 shares of authorized Preferred Stock, 1,723,251 shares of which are designated Series A Preferred Stock and 1,500,000 of which are designated Series B Preferred Stock. There is currently 1,723,251 shares of Series A Preferred Stock issued and outstanding and 1,483,865 shares of Series B Preferred Stock issued and outstanding, of which 1,723,251 shares of Series A Preferred Stock and 1,081,267 shares of Series B Preferred Stock are entitled to vote together as one class. The votes of more than 50% of the outstanding shares of Alation Common Stock and more than 50% of the outstanding shares of Alation Preferred Stock were required to approve the Merger and the principal terms of the Agreement of Merger.

        4. The principal terms of the Merger Agreement were approved by the consent of the holders of a majority of the outstanding shares of Alation Common Stock, voting as a class, and a majority of the outstanding shares of Alation Preferred Stock, voting separately as a class, which vote exceeded the vote required.

        I further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of my own knowledge.

        Date: ____________, 2000            Signature:
                                                      --------------------------
                                            Name:  Geoff Zawolkow
                                            Title: President and Chief Executive
                                                   Officer

                                            Signature:
                                                      --------------------------
                                            Name: Mark Moore
                                            Title: Secretary

                         ALATION ACQUISITION CORPORATION

                   OFFICERS' CERTIFICATE OF APPROVAL OF MERGER

        The undersigned, Emmanuel Hernandez, does hereby certify that:

        1. He is the Chief Financial Officer and Secretary of Alation Acquisition Corporation, a California corporation ("AAC").

        2. The principal terms of the Agreement of Merger in the form attached to this Certificate (the "Merger Agreement") providing for the merger (the "Merger") of AAC with and into Alation Systems, Inc., a California corporation, was duly approved by the Board of Directors and by the sole shareholder of AAC.

        3. The authorized capital stock of AAC consists of 1,000 shares of Common Stock. There are 1,000 shares of AAC Common Stock issued and outstanding, all of which were entitled to vote upon the Merger. A vote of more than 50% of the outstanding shares of AAC Common Stock was required to approve the Merger.

        4. The principal terms of the Merger Agreement were approved by the consent of AAC's sole shareholder, holding 100% of Alation's issued and outstanding shares, which vote exceeded the vote required.

        5. No vote of the shareholders of Cypress Semiconductor Corporation, the sole shareholder of AAC, is required for the exchange of its shares of common stock for the Capital Stock of Alation Systems, Inc.

        We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

        Date: _______________, 2000.


                                            Signature:
                                                      --------------------------
                                            Name:  Emmanuel Hernandez
                                            Title: Chief Financial Officer, Vice
                                                   President and Secretary